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                            SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549



                                         FORM 8-K
                                      CURRENT REPORT




                            Pursuant to Section 13 or 15(d) of
                            the Securities Exchange Act of 1934




                                      DATE OF REPORT
                             (Date of earliest event reported)
                                    FEBRUARY 24,  1995
                                   (February 22,  1995)


                                      HBO & Company
                   (Exact name of registrant as specified in its charter)


                                          DELAWARE
                      (State or other Jurisdiction of Incorporation)



                     0-9900                                 37-0986839
              (Commission File No.)            (IRS Employer Identification No.)

                             301 PERIMETER CENTER NORTH
                              ATLANTA, GEORGIA   30346

                (Address of principal executive offices)   (Zip Code)

                  Registrant's telephone number, including area code
                                   (404) 393-6000


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ITEM 5.  OTHER EVENTS

The Company announced on February 22, 1995, that it has acquired Advanced Laboratory Systems, Inc., a privately held developer of laboratory software for the healthcare and commercial marketplace.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Press release dated February 22, 1995, announcing the acquisition.

                                     HBO & COMPANY
                                     (Registrant)

Date:  February 24, 1995


                                     /s/ Jay P. Gilbertson
                                     ---------------------------------
                                     Jay P. Gilbertson
                                     Vice President - Finance,
                                     Chief Financial Officer,
                                     Chief Accounting Officer,
                                     Treasurer and Assistant Secretary


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